GABELLI 26th ANNUAL AEROSPACE & DEFENSE CONFERENCE Mike Ruppert Executive Vice President & CFO Nelson Erickson Vice President, Strategy & Corporate Development September 10, 2020

Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the acquisitions described herein and to fiscal 2021 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of epidemics and pandemics such as COVID, effects of any U.S. federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company’s products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to industrial security and cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 3, 2020. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. 22 © Mercury Systems, Inc.

Mercury Systems at-a-glance

Innovation That Matters. By and For People Who Matter.



Founded in
1981
NASDAQ: MRCY
Transformational business model at the intersection of high tech and defense
Making commercial technology profoundly more accessible
PURPOSE-BUILT
Provide all processing solutions on every system that requires trusted and secure computing
Deployed on 300+ programs – serving defense Prime contractor outsourcing needs
Defense industry's highest Glassdoor employee ratings*

3 © Mercury Systems, Inc.

*Source: Capital Alpha Partners, "Glassdoor Data & Defense: Not Much Change Over the Past Year", August 21, 2018

Mercury Systems by the numbers

1,970+
Number of team members globally,
>25% hold DoD security clearances

4-5x
Research & development relative
investment compared to our industry

$797M
FY20 Revenue, 28% CAGR FY15-FY20
~11% avg. organic growth FY15-FY20

22
Global state-of-the-art facilities

300+
Installed base: number of A&D
programs with Mercury embedded

$176M
FY20 Adj. EBITDA $176M (22% margin)
32% CAGR FY15-FY20

35+
Years of tech leadership in A&D industry

25+
Prime customers: including virtually
all leaders in the A&D industry

11
Number of M&A transactions
completed last 5 years

4
© Mercury Systems, Inc.

Mercury solutions deployed on 300+ programs with 25+ primes

Aerospace & Defense Platform and Systems Electronics Content


C4I
JLTV
WIN-T
KC-46
A330 MRTT
Aegis
Sensor & Effector Mission Systems
F-16
Reaper/Gorgon Stare
Triton
LTAMDS
Aegis
F-35
C-130
Global Hawk
Badger/Buzzard
SEWIP
Stormbreaker
PGK
MALD-J
Paveway
SM2/3/6

Primes

AIRBUS
BAE SYSTEMS
BOEING
GENERAL ATOMICS
L3HARRIS
LEONARDO
LOCKHEED MARTIN
NORTHROP GRUMMAN
RAYTHEON TECHNOLOGIES
SAIC
SIERRA NEVADA
THALES

5 © Mercury Systems, Inc.

Investment highlights Focused on large, growing, well-funded addressable markets Proven transformational business model investing 4-5x defense industry average in R&D Benefiting from outsourcing, supply chain delayering and “re-shoring” Low-risk content expansion strategies delivering above-average organic revenue CAGR Successful M&A and integration strategy targeting new capabilities and market expansion Financial performance in top 5% of similarly sized public companies* *Based on relative performance in LTM EBITDA; 5-year CAGR; and LTM revenue growth 6 © Mercury Systems, Inc.

Mercury's financial profile demonstrates our unique strategy


1,176
ALL NYSE AND NASDAQ U.S. LISTED COMPANIES WITH MARKET CAPITALIZATION BETWEEN $1B–$7B
367
102
26
LTM EBITDA Margin
>20%
Revenue CAGR
>10% 5-Year
FY Revenue
Growth
>20%
TIER 2 DEFENSE FY20 INDEX MEDIAN
16%
4%
6%
mercury systems.
22%
28%
22%

Notes

- Fiscal year figures for Mercury are based on the trailing four fiscal quarters using information reported in Mercury's Form 10-Ks, Form 10-Qs and/or most recent earnings release. All other data per FactSet as of July 14, 2020. 5-year CAGR for market participants calculated per FactSet for the trailing four fiscal quarters available as of July 14, 2020 and the comparable historical period. Mercury 5-year CAGR calculated as the trailing four fiscal quarters ending fiscal Q4 FY20 compared to the trailing four fiscal quarters ending fiscal Q4 FY15. Financials represent reported results and are not adjusted for acquisitions or divestitures.
- TIER 2 DEFENSE INDEX: AAR, Aerojet Rocketdyne, AeroVironment, AXON Enterprise, Ball Corporation, BWX Technologies, Comtech Telecommunications Corp, Cubic, Curtiss-Wright, Ducommun, Elbit Systems, FLIR Systems, HEICO, Hexcel, Honeywell Intl, Kaman, Kratos Defense & Security Solutions, L3Harris Technologies, Maxar, Moog, Oshkosh, OSI Systems, Teledyne Technologies, Textron, TransDigm Group, Triumph Group, ViaSat, Woodward, Inc.

7
© Mercury Systems, Inc.

Mercury strategy: A plan to meet market needs at speed 1/ 2/ 3/ Invest to grow organically Expand capabilities, Invest in trusted, secure market access and penetration Innovation That Matters® through M&A 4/ 5/ Continuously improve Attract and retain operational capability the right talent and scalability 8 © Mercury Systems, Inc.

6 highly differentiated capabilities: To invest in any one of these would be significant. We invest in all six. 01 Silicon: We are a leader in adapting 04 Software: Investment in commercially-developed silicon the most advanced open middleware technology to be purpose-built and software allowing customers to specifically for aerospace and defense. port their applications on top of open mission systems architecture. 02 Speed: Highest performance and 05 Security: Investment in densest processing solutions available industry-leading embedded onboard military platforms. security capabilities and secure manufacturing facilities. 03 SWaP: Everything optimized for size, 06 Safety: Design safety-certifiable weight and power, along with most processing systems up to the highest advanced packaging cooling technology. design assurance levels. 9 © Mercury Systems, Inc.

However, our overarching strategy is to provide all types of processing subsystems requiring trusted, secure computing

- Traditional COTS product integration model broken
- Procurement reform has shifted development risk to industry
- Customers burdened with integration risk and cost
- Our approach reduces program risk, meets outsourcing need, delivers at speed of relevance

Sensor Processing	Platform & Mission Management	C3I
Sensor Processing	**Avionics/Vetronics**	**C2/Comms**
Open Middleware	Certification	Software Integration
Security	Security	Security
Displays	Displays	Displays
Rugged Embedded Comp	Mission Computer	Mission Computer
Storage	Safety	Storage
Sensor Interface	Network Management	Network Management
Digitization	Video Switching	Comms/Datalink
RF	PNT/APNT	Rugged Servers

10
© Mercury Systems, Inc.

This game-changing capability will enable new applications at a rapid pace Chiplets Trusted and Secure Solutions Best-of-breed Ecosystem from Multiple Vendors Chip-Scale Application-Specific Customization Processors I/O RF/Digitization Communications Radar FPGAs GPUs Memory Other Electronic Warfare Signals Intelligence CPUs 11 © Mercury Systems, Inc.

We are simultaneously expanding our content footprint vertically while horizontally expanding our market access Up to a 12x increase in content per system as customers outsource more due to secure computing requirements and as system complexity grows C4I Tier 2 market SEMS Tier 2 market $22.4B $16.4B 4.1% CAGR Trusted and Secure 4.6% CAGR Provide all other Computing Move into adjacent computers that need submarkets and other trust, security, safety system sensors Up to another 2x higher-margin content increase per system as new Notes trusted microelectronic capabilities Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial enable new applications and performance Aerospace Markets Sources: RSAdvisors research & analysis, November 2019. CAGRs referenced are for periods GFY19-GFY24. Numbers are rounded. 12 © Mercury Systems, Inc.

Six major trends shaping the defense industry 1/ Defense spending pressures 4/ Investment and innovation challenges Political uncertainty, COVID-19 stimulus, interest payments, Primes increasing headcount but recruitment challenges and healthcare and social spending remain long-term headwinds; aging workforce; Relatively low IRAD requires focused Pressures require prioritization within DoD investment and increased outsourcing 2/ Challenging global security environment 5/ Need access to commercial technology National Defense Strategy is focused on near-peer threats; Leverage high-tech commercial investment and innovation; Chinese militarization and power projection, resurgent Russia; must be tailored for defense purposes. Microelectronics drives technology requirements elevated to DoD’s #1 technology priority 3/ Defense electronics modernization underway 6/ Imperative for U.S.-produced technology Significant system upgrades underway to maintain and extend Supply chain globalization vs. need for trust, security and competitive advantage: Sensor & C4I as well as weapon assurance. Need to onshore capacity and capability systems modernization and readiness 13 © Mercury Systems, Inc.

FY21 DoD PBR reflects 2019 BBA toplines for FY20-21 and calls for ~1.5% topline budget growth over the FYDIP Notes Topline Defense Budget vs. BCA Caps • FY20 051 appropriations amount $723B includes ~$8B (Discretionary BA, Current $B) of MILCON emergency requirements and ~$10B of Budget Control Act 2011 (Base) Actual funding (Base) FY21 Administration Request (Base) CARES stimulus in OCO $800 2019 Bipartisan Budget Act (BBA) • FY20 051 appropriations Actual funding (Base + OCO) FY21 Administration Request (Base + OCO) amount $713B includes only FY20 appropriations + CARES Act $768 ~$8B of MILCON emergency funding for DoD (subject to change) requirements in OCO $753 • Budget and BCA Caps $750 $737 represent the 051 account $723 $758 (DoD) $722 • BBA 051 totals are estimated $708 $743 using 050 cap and typical 051 $713 ratio $717 $700 Sources $705 $702 $685 $706 BBA 2019, FY21 PBR, CBO, CRS, OMB, FY20 DoD Green Book, $671 FY18-20 Defense Appropriations bills, RSAdvisors research & $650 analysis $636 $633 $617 $600 $606 $598 DEFENSE (BASE + OCO) CAGR $581 2020–2025 1.5% (excluding CARES) $550 2020–2025 1.2% (including CARES) $522 $524 2018–2025 1.9% 2016–2025 3.2% $500 $450 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 14 © Mercury Systems, Inc.

The A&D electronics systems market is ~ $125B annually

Our total addressable market is now ~$40B

Aerospace & Defense Platform and Systems Electronics Content



	C4I ($22.4B)*			Sensor & Effector Mission Systems ($16.4B)*				
MARKET SEGMENT	Platform & Mission Mgmt	C2I	Comms	EW	Radar	EO/IR	Acoustics	Weapons
	Avionics/ Vetronics	**Command & Control/Battle Management**	**Dedicated Communications**	**Electronic Warfare**	**Radar**	**Electro-Optical/ Infrared**	**Acoustics**	**Missiles/ Munitions**
DEFINITION	Control & operation of platform & mission systems	Processing & exploitation of information	Dissemination of information	Offensive / defensive exploitation of EM spectrum	Use of RF signal to detect, track, ID	Thermo-graphic camera with video output	Sound pulses to determine object location	Seekers, HEL, HPM Naval Launched Air Launched
GFY19 ELECTRONICS MARKET ($B)	**$28.1B** 4.0% '19-24 CAGR	**$37.6B** 2.7% '19-24 CAGR	**$16.4B** 3.9% '19-24 CAGR	**$8.8B** 4.2% '19-24 CAGR	**$10.2B** 3.2% '19-24 CAGR	**$11.6B** 3.5% '19-24 CAGR	**$4.0B** 5.2% '19-24 CAGR	**$5.8B** 4.0% '19-24 CAGR
GFY19 TIER 2* MARKET ($B)	**$7.1B** 4.8% '19-24 CAGR	**$7.7B** 3.7% '19-24 CAGR	**$7.6B** 4.0% '19-24 CAGR	**$5.4B** 4.3% '19-24 CAGR	**$5.3B** 3.6% '19-24 CAGR	**$1.8B** 4.8% '19-24 CAGR	**$1.0B** 6.0% '19-24 CAGR	**$2.9B** 4.4% '19-24 CAGR

Notes: *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets
Sources: RSAdvisors research & analysis, November 2019. Numbers are rounded.

15 © Mercury Systems, Inc.

Acquisitions and investments driving significant opportunity growth . Defense prime contractors TOP 30 PROGRAMS & PURSUITS ESTIMATED LIFETIME VALUE ($M) outsourcing more Radar EW C4I Weapons EO/IR Other 5,900 10,005 10,000 73 . Outsourced integrated subsystems 74% 824 of top 30 program lifetime value 1,166 8,000 Pursuit 3,450 . Content expansion driving 4,999 2,085 Possible above-average growth Won 6,000 6,555 . Defense primes’ flight to quality 1,140 4,105 613 suppliers 4,000 5,006 . Total Probable Supply chain delayering and reshoring Pipeline . Foreign military and international 2,000 sales increasing 0 FY15 FY15-FY21 Increase FY21 Note: Probable and Possible values are as of the beginning of the referenced fiscal year. Numbers are rounded. 16 © Mercury Systems, Inc.

Glassdoor current employee ratings validate Mercury's status as a destination employer and acquirer of choice

	Mercury Systems	Glass Door Average	Proxy Peer Group[1]	Tier 2 Defense Company Index[2]
Overall Rating	4.7	3.6	3.5	3.6
Culture & Values	4.7	3.4	3.3	3.4
Work-Life Balance	4.1	3.5	3.5	3.6
Senior Management	4.6	3.2	3.0	3.2
Compensation & Benefits	4.5	3.2	3.4	3.5
Career Opportunities	4.5	3.1	3.2	3.3
Recommend to Friend	95%	64%	62%	67%
CEO Approval	98%	73%	73%	77%
Positive Business Outlook	95%	51%	51%	56%

(1) **PROXY PEER GROUP**: ADTRAN, Inc., AeroVironment, Inc., Astronics Corp., Brooks Automation, Inc., CalAmp Corp., Cognex Corp., Comtech Telecommunications Corp., Cray, Inc., Digi International, Inc., Ducommun, Inc., Infinera Corp., iRobot Corp., Kratos Defense & Security Solutions, Inc., MACOM Technology Solutions Holdings, Inc., MKS Instruments, Inc., NETGEAR, Inc., NetScout Systems, Inc., Novanta, Inc., Progress Software Corp., Qualys, Inc., Vicor Corp.

(2) **TIER 2 DEFENSE INDEX**: AAR Corporation, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BXW Technologies, Comtech Telecom, Cubic Corp, Curtiss Wright Corp, Ducommun, Elbit Systems, FLIR Systems, Harris Corp, Heico, Hexcel, Honeywell Intl, Kaman, KBR, Kratos Defense, L-3 Technologies, Maxar, MOOG, Oshkosh Defense, OSI Systems, Teledyne Technologies, Textron, Transdigm Group, Triumph Group, United Technologies, Vectrus, Viasat, Woodward Aerospace.

(3) Source: Glassdoor, Inc., Sept. 1, 2020

17
© Mercury Systems, Inc.

We have executed on a disciplined and focused M&A strategy Aerospace & Defense Platform and Systems Electronics Content C4I ($22.4B)* Sensor & Effector Mission Systems ($16.4B)* MARKET Platform & C2I Comms EW Radar EO/IR Acoustics Weapons SEGMENT Mission Mgmt 7 Avionics/ Command & Dedicated Electronic Radar Electro-Optical/ Acoustics Missiles/ Vetronics Control/Battle Communications Warfare Infrared Munitions Management Organic ACQUISITIONS (1) $7.1B $7.7B $7.6B $5.4B $5.3B $1.8B $1.0B $2.9B GFY19 TIER 2* 4.8% 3.7% 4.0% 4.3% 3.6% 4.8% 6.0% 4.4% MARKET ($B) ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR ‘19-24 CAGR Notes: *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets Sources: RSAdvisors research & analysis, November 2019. Numbers are rounded. 18 © Mercury Systems, Inc.

Mercury M&A philosophy and value creation blueprint Culture Full Unify Combine Like Consolidate & Values Integration Brand Entities Manufacturing Assess cultural fit We believe in full One Brand – Combine like Invest capital to and rapidly integration – We’re Mercury Systems businesses or consolidate and enculturate the not a holding product lines to modernize acquiree company gain scale and manufacturing efficiencies facilities Deploy Common Invest R&D Accelerate Organic Continuously Deliver Processes & Systems Leverage G&A Growth Improve Results Deploy scalable Raise R&D to Strategic account Matrix structure Common business enterprise processes, accelerate new and solution sales drives clarity, management process systems, security, design wins – model to accelerate consistency, and operating collaboration Centralize G&A organic growth continuous cadence where possible improvement 19 © Mercury Systems, Inc.

We’re a leader in trusted, secure technologies and subsystems . Innovative growth company at intersection of high tech and defense . Aligned with dominant industry trends . Proven transformational business model for A&D industry . Low-risk content expansion strategies with substantial headroom . Successful M&A strategy targeting new capabilities and market expansion . Financial performance in top 5% of similarly sized public companies 20 © Mercury Systems, Inc.

Michael Ruppert Executive Vice President & CFO FINANCIAL OVERVIEW

The evolution of Mercury Systems In millions, except percentage and per share data. FY15(1) FY20(1) Change Notes (2) (1) Trailing four fiscal quarters ended Market Capitalization $504 $4,373 9x FY15 and FY20, respectively. Operational figures are based on fiscal year and fiscal quarter results as reported in the Company’s Form 10-Ks, Form 10- Qs and/or most recent earnings Valuation (2) Enterprise Value $426 $4,165 10x release. Historical results are as reported, not pro forma for acquisitions. (2) Valuation for FY15 based on basic shares from the cover page of the (2) Company’s FY15 10-K and stock Revenue $235 $797 3x price as of June 30, 2015. Valuation for FY20 based on basic shares from the cover page of the Company’s Q3 FY20 10-Q and stock price as of June 30, 2020. (3) (3) Non-GAAP, see reconciliation Adj. EBITDA $44 $176 4x table. % Margin 19% 22% +320 bps (4) Acquisitions completed and capital deployed in acquisitions FY15-FY20. Operational Adj. EPS(3) $0.80 $2.30 3x Number of Acquisitions(4) N.A. 11 N.M. Strategy Capital Deployed(4) N.A. $804 N.M. 22 © Mercury Systems, Inc.

Mercury continues to deliver strong financial results Revenue ($M) GAAP Income GAAP EPS Notes 85.7 For the fiscal years ended June 797 1.56 30, as reported in the Company’s 22% 83% 63% Form 10-Ks. CAGR figures for the 655 period FY15-FY20. YoY figures for YoY YoY YoY the period FY19 vs. FY20. Numbers are rounded. Per share 493 46.8 0.96 data is presented on a fully 0.86 diluted basis. As of Q3 FY20, the 409 40.9 Company has revised its definition of adjusted EBITDA to 270 0.56 0.58 incorporate other non-operating 235 24.9 19.7 0.44 adjustments, net, which incudes 14.4 gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments. FY15 FY16 FY17 FY18 FY19 FY20 FY15 FY16 FY17 FY18 FY19 FY20 FY15 FY16 FY17 FY18 FY19 FY20 Backlog ($M) Adj. EBITDA ($M, %) Adj. EPS ($) 831 2.30 176.2 33% 21% 25% 145.3 1.84 YoY 625 YoY YoY 114.6 1.41 448 92.6 1.12 357 0.94 288 23.2% 0.80 56.1 22.7% 22.2% 22.1% 208 44.4 20.8% 18.9% FY15 FY16 FY17 FY18 FY19 FY20 FY15 FY16 FY17 FY18 FY19 FY20 FY15 FY16 FY17 FY18 FY19 FY20 23 © Mercury Systems, Inc.

Content expansion from modules to subsystems

- Components:
  - Expansion via custom microelectronics acquisition from Microsemi
  - Investment in trusted microelectronics
- Modules/Subassemblies:
  - Down from 47% of revenue in FY15 to 26% in FY20 as shift towards subsystems
- Subsystems:
  - Expansion into $40B Tier 2 RF & computing market
  - Subsystems represent 63% of top 30 program lifetime value



REVENUE AND GROWTH BY PRODUCT TYPE ($M)
Integrated Subsystems
Modules & Subassemblies
Components
900
800
700
600
500
400
300
200
100
0
235
562
210
93
259
797
FY15
Increase By Product Type
FY20



FY15 REVENUE ($M, %)
$235M
Components
16
7%
Integrated Subsystems
109
46%
Modules & Subassemblies
110
47%
FY20 REVENUE ($M, %)
$797M
Components
225
28%
Integrated Subsystems
368
46%
Modules & Subassemblies
203
26%

Notes: Fiscal years ended June 30, FY15-FY20 figures are as reported in the Company's Form 10-Ks and/or internal Company data. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company's products by end user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods.

24
© Mercury Systems, Inc.

Expanding into new markets FY15 REVENUE ($M, %) REVENUE AND GROWTH BY MARKET ($M) $235M Other C4I EW Radar Weapons Other . Continued growth in core markets 39 C4I 16% 900 1 1% Radar . Expansion into adjacent markets and 562 797 143 800 61% leveraging current capabilities 65 700 90 . Additional capabilities drive content EW 600 51 expansion 110 22% 500 . Broader program and customer base 206 FY20 REVENUE ($M, %) 400 $797M Other . Vastly larger addressable market 300 129 235 90 16% Radar 234 30% 200 Weapons . Consistently driving above market 65 8% growth rates 100 0 C4I FY15 Increase by Market FY20 207 26% EW 162 20% Notes: Fiscal years ended June 30, FY15-FY20 figures are as reported in the Company’s Form 10-Ks and/or internal Company data. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. 25 © Mercury Systems, Inc.

Taking market share due to significant investments

Focused on core markets, technologies and scale. Invested $1.3 billion since FY14 driving outsourcing mercury systems

IR&D	~$390M
Capital Expenditures	~$140M
Acquisition Investment	~$800M
Total Investment	**~$1.3B**

Markets
C4I and SEMS

Aerospace & Defense Platform and Systems Electronics Content

C4I			Sensor & Effector Mission Systems				
Platform & Mission Mgmt	C2I	Comms	EW	Radar	EO/IR	Acoustics	Weapons



Trusted and Secure Mission-Critical Technologies and Subsystems



Trusted Domestic Manufacturing and Integration from Chip-scale to Systems

Defense Microelectronics Activity

- 1U, 2U and custom form factors
- Made in the U.S.A. motherboards
- Composable security features
- MIL-STD 810G/F, 901D, 167-1, 461
- Field-proven, approved design

Notes

All figures are approximate and reflect the period of FY14-FY20 using information reported in the Company's Form 10-Ks, Form 10-Qs and/or recent public announcements. Numbers are rounded.

26
© Mercury Systems, Inc.

FY20 vs. FY19

In $ millions, except percentage and per share data	FY19	FY20[3]	CHANGE
Bookings	$782.9	$954.3	22%
Book-to-Bill	1.20	1.20	
Backlog	$625.4	$831.1	33%
12-Month Backlog	451.2	567.7	
Revenue	$654.7	$796.6	22%
Organic Revenue Growth[1]	12%	14%	
Gross Margin	43.7%	44.8%	1.1 pts
Operating Expenses	$209.6	$265.8	27%
Selling, General & Administrative	110.7	132.3	
Research & Development	68.9	98.5	
Amortization/Restructuring/Acquisition	29.9	35.0	
GAAP Net Income	$46.8	$85.7	83%
Effective Tax Rate	21.4%	8.8%	
GAAP EPS	$0.96	$1.56	63%
Weighted Average Diluted Shares	48.5	55.1	
Adjusted EPS[2]	$1.84	$2.30	25%
Adj. EBITDA[2]	$145.3	$176.2	21%
% of revenue	22.2%	22.1%	
Operating Cash Flow	$97.5	$115.2	18%
Free Cash Flow[2]	$70.8	$71.9	2%
% of Adjusted EBITDA	49%	41%	

Notes

(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.

(2) Non-GAAP, see reconciliation table.

(3) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the fourth quarter and full fiscal 2020 are to the 53-week period ended July 3, 2020, and to the first quarter of fiscal 2021 and full fiscal 2021 are to the quarter ending October 2, 2020 and 52-week period ending July 2, 2021.

27
© Mercury Systems, Inc.

Mercury recent acquisition history

Company	Expansion Primary Theme	Closing Date	Purchase Price ($M)	Ending Debt Balance	Funding
LIT	Security	Dec-2015	$ 10	$ 0	Cash on Hand
Microsemi[1]	Weapons, EW, Security	May-2016	$ 300	-	Term Loan Cash on Hand
April 2016 Equity Offering			($ 93)	$ 200	Equity Offering
CES	Platform/Mission, Comm's	Nov-2016	$ 39	$ 190	Cash on Hand
January 2017 Equity Offering			($ 216)	$ 0[2]	Equity Offering
Delta Microwave	EW, Space	Apr-2017	$ 41	$ 0[2]	Cash on Hand
RTL	Platform/Mission	Jul-2017	$ 6	$ 0	Cash on Hand
Themis	C2I, Comm's	Feb-2018	$ 180	$ 195	Revolver
Germane Systems	C2I, Acoustics	Jul-2018	$ 45	$ 240	Revolver
GECO	Platform/Mission	Jan-2019	$ 37	$ 277	Revolver
Athena	Security	Apr-2019	$ 46	$ 325	Revolver
Syntonic Microwave	EW	Apr-2019			
May 2019 Equity Offering			($ 455)	$ 0[3]	Equity Offering
APC	Platform/Mission, Vectronics	Sep-2019	$ 100	$ 0[4]	Cash on Hand

Total Capital Deployed: $ 804

Source: Company filings, Company investor presentations

(1) Represents carve-out acquisition from Microsemi Corp.

(2) On June 27, 2017, Mercury amended its senior secured credit facility, increasing and extending the revolving credit facility and utilizing the January 2017 equity offering proceeds to repay the remaining principal on the existing term loan.

(3) Reflects repayment of debt with proceeds from the May 2019 common stock offering.

(4) Reflects acquisition of American Panel Corporation (APC) on September 23, 2019 with proceeds from the May 2019 common stock offering.

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© Mercury Systems, Inc.

Committed to maintaining differentiated and attractive financial profile PERCENTAGE OF ALL NYSE AND NASDAQ U.S. LISTED COMPANIES 100% WITH MARKET CAPITALIZATION BETWEEN $1B - $7B . Operating expense leverage Increase Adj. EBITDA . Program production mix margins . Operational improvements 31% . Full acquisition integration . Alignment with DoD priorities Grow organically at . Increased outsourcing high-single / . Program content expansion low-double digit 10% . Increased market share Supplement . Large pipeline of targets w/strategic . Significant financial firepower M&A . Revolver with attractive terms 3% . Identify, execute, integrate 29 © Mercury Systems, Inc.

Strategy and business model delivering financial performance well above industry average . Track record of strong organic growth, profitability and strategic M&A . Significant investment over last 5 years is competitive differentiator . Poised for continued organic growth and margin expansion . Well positioned for future M&A with strong pipeline and financial flexibility . Clear strategy to continue to maintain unique financial profile 30 © Mercury Systems, Inc.

APPENDIX

Balance sheet Notes As of (1) Rounded amounts used. (2) Effective July 1, 2019, the (1) Company has adopted ASC 842 (In $ millions) 6/30/19 9/27/19 12/27/19 3/27/20 7/3/20 - Leases using the optional transition method. Prior periods were not changed. As ASSETS of July 3, 2020, the Company has Right-of-use assets of $60.6 Cash & cash equivalents $257.9 $161.3 $182.0 $407.1 $226.8 million and total Lease liabilities of $73.9 million, of which $6.9 million is included Accounts receivable, net 176.2 177.5 193.4 214.0 210.7 in accrued expenses. Inventory, net 137.1 148.5 153.6 161.9 178.1 PP&E, net 60.0 65.9 72.7 78.7 87.7 Goodwill and intangibles, net 768.3 847.4 839.2 831.4 822.8 Other(2) 17.4 73.3 71.7 78.5 84.6 TOTAL ASSETS $1,417.0 $1,473.9 $1,512.6 $1,771.6 $1,610.7 LIABILITIES AND S/E AP and accrued expenses(2) $86.7 $84.8 $91.3 $109.6 $107.0 Other liabilities(2) 45.5 93.7 104.3 112.6 118.9 Debt - - - 200.0 - Total liabilities 132.2 178.5 195.6 422.2 225.9 Stockholders’ equity 1,284.7 1,295.3 1,317.1 1,349.4 1,384.8 TOTAL LIABILITIES AND S/E $1,417.0 $1,473.9 $1,512.6 $1,771.6 $1,610.7 32 © Mercury Systems, Inc.

Cash flow summary Notes For the Fiscal Quarters Ended (1) Rounded amounts used. FY19 FY20 (2) Non-GAAP, see (In $ millions)(1) 9/27/19 12/27/19 3/27/20 7/3/20 reconciliation table. Net Income $46.8 $19.2 $15.7 $23.6 $27.2 $85.7 Depreciation and amortization 46.4 11.4 12.5 12.7 12.8 49.3 Termination of interest rate swap 5.4 - - - - - Gain on investment - - - (3.8) (2.0) (5.8) Other non-cash items, net 21.6 6.4 7.6 8.5 6.8 29.4 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and costs in excess of (28.1) 2.2 (15.7) (20.7) 3.2 (31.1) billings Inventory (17.1) 0.4 (5.7) (8.2) (18.1) (31.6) Accounts payable and accrued expenses 17.9 (6.3) 5.8 18.4 (4.4) 13.6 Other 4.5 (9.0) 11.8 (0.4) 3.2 5.7 (22.7) (12.8) (3.8) (10.9) (16.1) (43.4) Operating Cash Flow 97.5 24.3 32.1 30.1 28.7 115.2 Capital expenditures (26.7) (9.6) (11.3) (10.9) (11.5) (43.3) Free Cash Flow(2) $70.8 $14.7 $20.7 $19.2 $17.2 $71.9 Free Cash Flow(2) / Adjusted EBITDA(2) 49% 40% 48% 41% 35% 41% Free Cash Flow(2) / GAAP Net Income 151% 76% 132% 81% 63% 84% 33 © Mercury Systems, Inc.

Q4 FY20 vs. Q4 FY19

In $ millions, except percentage and per share data	Q4 FY19	Q4 FY20[3]	CHANGE
Bookings Book-to-Bill	$241.3 1.36	$278.6 1.28	15%
Backlog 12-Month Backlog	$625.4 451.2	$831.1 567.7	33%
Revenue Organic Revenue Growth[1]	$177.0 4%	$217.4 17%	23%
Gross Margin	45.1%	44.4%	(0.7 pts)
Operating Expenses Selling, General & Administrative Research & Development Amortization/Restructuring/Acquisition	$59.0 30.7 20.3 7.9	$70.2 35.5 27.0 7.7	19%
GAAP Net Income Effective Tax Rate	$12.8 (1.7%)	$27.2 (0.9)%	113%
GAAP EPS Weighted Average Diluted Shares	$0.25 50.7	$0.49 55.3	96%
Adjusted EPS[2]	$0.48	$0.72	50%
Adj. EBITDA[2] % of revenue	$37.9 21.4%	$49.6 22.8%	31%
Operating Cash Flow	$26.0	$28.7	11%
Free Cash Flow[2] % of Adjusted EBITDA	$17.1 45%	$17.2 35%	1%

Notes

(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.

(2) Non-GAAP, see reconciliation table.

(3) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the fourth quarter and full fiscal 2020 are to the 53-week period ended July 3, 2020, and to the first quarter of fiscal 2021 and full fiscal 2021 are to the quarter ending October 2, 2020 and 52-week period ending July 2, 2021.

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Adjusted EPS reconciliation Notes (1) Per share information is presented on a fully diluted basis. (2) Rounded amounts used. (3) Effective as of the third quarter of fiscal 2020, the Company has revised its definition of adjusted income and adjusted earnings per share to incorporate other non-operating adjustments, which includes gains or losses on foreign currency remeasurement, investments and fixed asset sales or disposals among other adjustments. Adjusted EPS for prior periods has been recast for comparative purposes. (4) Effective as of the third quarter of fiscal 2020, the Company has added back incremental COVID -related expenses. (5) Impact to income taxes is calculated by recasting income before income taxes to include the add-backs involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the add-backs. (6) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this presentation to the fourth quarter and full fiscal 2020 are to the 53-week period ended July 3, 2020, and to the first quarter of fiscal 2021 and full fiscal 2021 are to the quarter ending October 2, 2020 and 52-week period ending July 2, 2021. 35 © Mercury Systems, Inc.

Adjusted EBITDA reconciliation Notes (1) As of July 1, 2018, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which includes gains or losses on foreign currency remeasurement, investments and fixed asset sales or disposals among other adjustments. (2) Rounded amounts used. (3) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this presentation to the fourth quarter and full fiscal 2020 are to the 53-week period ended July 3, 2020, and to the first quarter of fiscal 2021 and full fiscal 2021 are to the quarter ending October 2, 2020 and 52-week period ending July 2, 2021. (4) Effective as of the third quarter of fiscal 2020, the Company has added back incremental COVID-related expenses. 36 © Mercury Systems, Inc.

Free cash flow reconciliation Organic revenue reconciliation Notes (In thousands) Q4 FY19 Q4 FY20 FY19 FY20 (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first (1) four full quarters since the entities’ acquisition date Organic revenue $ 174,899 $ 205,463 $ 641,209 $ 732,572 (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and Acquired revenue 2,064 11,941 13,535 64,038 comparable historical periods. Net revenues$ 176,963 $ 217,404 $ 654,744 $ 796,610 37 © Mercury Systems, Inc.

Glossary API Application Programming Interface BCA Budget Control Act C4I Command, Control, Communications, Computers COTS Commercial off-the Shelf CPU Central Processing Unit EO/IR Electro-optical / Infrared EW Electronic Warfare FPGA Field Programmable Gate Array GPU Graphics Processing Unit I/O Input/Output IP Intellectual Property IRAD Internal Research And Development NTCD Non-traditional Defense Contractor OTA Other Transaction Authority PBR President's Budget Request R&D Research & Development RF Radio Frequency SEMS Sensor and Effector Mission Systems 38 © Mercury Systems, Inc.